UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2015

MITEK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

8911 Balboa Ave., San Diego, California 92123

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 309-1700

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 26, 2015, Mitek Systems, Inc. (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with ID Checker NL B.V., a company incorporated under the laws of The Netherlands (“IDC”), ID Checker Holding B.V., a company incorporated under the laws of The Netherlands (“Parent”), Stichting Administratiekantoor OPID (together with Parent, “Sellers”), Pierre L.M. de Boer, an individual entering into the Purchase Agreement solely with respect to certain covenants and obligations, and Michael Hagen, an individual serving as and entering into the Purchase Agreement solely with respect to certain covenants and obligations and in the capacity of the Sellers’ Representative (the “Sellers’ Representative”). Pursuant to the Purchase Agreement, the Company will acquire all of the issued and outstanding shares of IDC and ID Checker, Inc., a wholly owned subsidiary of IDC.

As consideration for the acquisition, the Company will pay an aggregate purchase price of up to $10,600,000, comprised of: (i) a cash payment to Sellers of $5,600,000, subject to adjustments for transaction expenses incurred by IDC, indebtedness of IDC, and post-closing working capital adjustments (the “Cash Payment”); (ii) the issuance to Sellers of $2,750,000 in shares of the Company’s common stock (“Closing Shares”), par value $0.001 per share (“Common Stock”); (iii) the cancellation of the outstanding balance on a promissory note issued by Parent to the Company in the principal amount of $250,000; and (iv) the issuance of up to an aggregate of $2,000,000 in shares of Common Stock, subject to achievement of certain revenue and net income targets for IDC for the nine-month period ending on September 30, 2015, and the twelve-month period ending on September 30, 2016 (“Earnout Shares”).

At closing, $1,820,000 of the Cash Payment and 20% of the Closing Shares will be placed in an escrow fund to serve as collateral and partial security for working capital adjustments and certain indemnification rights. To the extent any Earnout Shares are issued to Sellers, 20% of such Earnout Shares will be placed in the escrow fund. The escrow fund will be maintained for up to 24 months following the last issuance of Earnout Shares or until such earlier time as the escrow fund is exhausted.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants requiring the conduct of IDC’s business in the ordinary course consistent with past practice and other restrictions on the operation of its business prior to the consummation of the transactions contemplated by the Purchase Agreement. Consummation of the transactions contemplated by the Purchase Agreement is subject to various conditions, including the absence of any law or order prohibiting such transactions or making them illegal, the absence of a material adverse effect with respect to IDC, and the accuracy of the representations and warranties made by the parties.

The Purchase Agreement has been provided pursuant to applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) in order to provide investors and stockholders with information regarding its terms; however, it is not intended to provide any other factual information about the Company, IDC, their respective subsidiaries and affiliates, or any other party. In particular, the representations, warranties and covenants contained in the Purchase Agreement have been made only for the purpose of the Purchase Agreement and, as such, are intended solely for the benefit of the parties to the Purchase Agreement. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreement. Furthermore, many of the representations and warranties in the Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, IDC, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and these changes may not be fully reflected in the Company’s public disclosures. As a result of the foregoing, investors and stockholders are strongly encouraged not to rely on the representations, warranties and covenants contained in the purchase agreement, or on any descriptions thereof, as accurate characterizations of the state of facts or condition of the Company or any other party.

Item 3.02  Unregistered Sale of Equity Securities.

The disclosures made in response to Item 1.01 above are incorporated herein by reference.

The issuance of the Closing Shares and Earnout Shares, if any, to Sellers will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S of the Securities Act, and each of the Sellers represented to the Company that such Seller is not a “US Person” (as defined in Regulation S of the Securities Act) and is acquiring the Closing Shares and Earnout Shares, if any, in an “offshore transaction” (as defined in Regulation S of the Securities Act).

Item 8.01  Other Events.

On May 26, 2015, the Company issued a press release announcing the proposed acquisition of IDC, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	*2.1	Share Purchase Agreement, dated May 26, 2015, by and among Mitek Systems, Inc., ID Checker NL B.V., ID Checker Holding B.V., Stichting Administratiekantoor OPID, Pierre L.M. de Boer, and Michael Hagen.

	99.1	Press Release, dated May 26, 2015.

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to the timing and anticipated completion of the acquisition of IDC and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and IDC and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor IDC undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and IDC; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed acquisition of IDC; unexpected costs, charges or expenses resulting from the proposed acquisition of IDC; litigation or adverse judgments relating to the proposed acquisition of IDC; risks relating to the consummation of the contemplated acquisition of IDC, including the risk that the closing conditions to acquisition of IDC will not be satisfied; the risk that the acquisition may not be completed; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2014, which was filed with the SEC on December 5, 2014, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

By:	/s/ Russell C. Clark
Russell C. Clark
Chief Financial Officer

Date:  May 26, 2015